UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2010

Item 1: Report to Shareholders

Virginia Tax-Free Bond Fund	February 28, 2010

The views and opinions in this report were current as of February 28, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Virginia tax-free municipal bonds produced excellent returns in the 12-month period ended February 28, 2010. Longer-term munis fared very well as the credit markets began working normally again and as reduced risk aversion, low money market yields, and signs of an economic recovery prompted investors to seek higher-yielding alternatives. Fears of higher future tax rates also contributed to steady investor demand for municipal securities. The Virginia Tax-Free Bond Fund posted a strong return in our reporting periods, and the fund’s long-term performance record remained favorable relative to its peers.

MARKET ENVIRONMENT

The longest and deepest U.S. recession since the Great Depression seems to be over. The economy, which shrank at an annualized rate of more than 5% in the fourth quarter of 2008 and in the first quarter of 2009, resumed expanding in the third quarter. Gross domestic product (GDP) grew at a brisk 5.9% annualized rate in the last three months of 2009. Other encouraging signs include a decrease in the national unemployment rate to 9.7% at the end of our reporting period from the 10.1% peak reached in October 2009, stabilizing residential real estate markets in some cities, and the significant rebound in equities over the last 12 months. We expect economic growth to moderate in 2010 as a stimulus-aided rebound transitions into a self-sustaining recovery with improvements in job growth, the housing market, business fixed investment, and consumer spending.

Although the economy is growing again and Treasury issuance is at record levels, Treasury yields have remained extremely low over the last 12 months. Benign inflation and economic weakness have allowed the Fed to keep the fed funds target rate in an all-time low range of 0.00% to 0.25% since the end of 2008. Virginia long-term yields have risen off historic lows in the autumn of 2009 as issuance picked up and municipal valuations approached historically rich levels versus Treasuries.

Despite their remarkable rebound over the last year, tax-free securities remain an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. For example, as of February 28, 2010, the 4.16% yield offered by a 30-year tax-free municipal bond rated AAA was about 91% of the 4.56% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 5.78% in order to receive the same after-tax income from a 30-year AAA muni bond yielding 4.16%. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

New municipal supply in 2009 totaled about $409 billion, according to The Bond Buyer—slightly more than the $390 billion in securities issued in 2008 but lower than the record $427 billion in 2007. Tax-exempt supply in 2009 was lower than it could have been, due in part to the Build America Bond program, which shifted about $64 billion of last year’s total municipal issuance to the taxable market and helped alleviate the supply/demand imbalance that stressed the tax-free market in 2008. With some highly indebted states unwilling to borrow at high interest rates in the credit markets and with the possible expansion of the Build America Bond program, we expect that aggregate new tax-exempt issuance in 2010 could be somewhat lower than in 2009.

Demand from retail investors for municipal securities was very strong throughout 2009, and full-year investor cash flows into municipal bond funds totaled about 2.5 times the previous annual record level reached in 1993. In the aftermath of 2008’s financial market turbulence, investors seeking more exposure to fixed income securities have embraced munis because of attractive after-tax yields and valuations relative to Treasuries and because of their low-risk profile relative to higher-yielding fixed income alternatives. Concerns about higher federal, state, and local taxes have also fueled interest in tax-free securities.

Most municipal sectors produced moderate gains in the last six months. Top performers included higher-yielding life-care and industrial revenue and pollution control revenue bonds, while pre-refunded and escrowed-to-maturity (ETM) bonds, which are backed by U.S. Treasuries, underperformed. For the 12-month period, tobacco bonds far outpaced other sectors, but fundamentals for this sector are poor, and longer-term consumption trends do not appear to be especially positive for the bonds. Hospital revenue bonds also outperformed many other sectors. We are generally cautious on this higher-yielding sector—in part because health care reforms are likely to lead to tighter reimbursement policies—but we believe there are attractive investment opportunities with reasonable credit risks. Prerefunded and ETM bonds lagged significantly, as investors favored higher-yielding and higher-risk investments throughout our fiscal year.

Virginia Market News
Virginia continues to be mired in the economic slowdown with the rest of the country, although the Commonwealth’s downturn has been less severe than those in many states. For the 12-month period ended January 31, 2010, Virginia’s employment dropped by 2.0% compared with the national decline of 2.7%. The state’s January 2010 unemployment rate of 6.9% was up from 5.7% a year earlier but was still much better than the national rate of 9.7%. Recent readings on demographic trends remain favorable. Virginia’s population has grown steadily and increased 11% from 2000 to 2009, compared with a 9% growth rate for the nation. Virginians remain relatively wealthy, with per capita personal income in 2008 representing 110% of the national average and ranking seventh among the states.

The Commonwealth’s fiscal position, while weakened by falling revenues, also continues to compare favorably with that of other states. Audited results for the fiscal year ended June 30, 2009, indicate satisfactory financial performance, although general fund revenues decreased by 9% while expenses were only cut by 4%. Virginia withdrew $490 million from its revenue stabilization fund during the course of the year, leaving a balance of $575 million. As of June 30, 2009, Virginia’s unreserved general fund balance (on a budgetary basis) stood at $161 million, bringing total reserves to $736 million, or 5% of general fund revenues—a favorable buffer in comparison to other states. Fiscal year 2010 revenues have been revised downward on several occasions, and the governor and general assembly are currently working on right-sizing expenditures to the lower revenue profile. While we expect difficult choices will be required to navigate the continuing slowdown, we take comfort in Virginia’s solid record of fiscal stewardship.

Virginia’s debt burden remains relatively light, which is reflected in its strong credit ratings. As of June 30, 2009, Virginia had $6.3 billion of total net tax-supported debt outstanding. According to Moody’s, Virginia’s debt burden ranks it 31st among states when measured by debt per capita and 34th when measured by debt relative to personal income. General obligation bonds issued by Virginia are rated Aaa, AAA, and AAA by Moody’s, S&P, and Fitch, respectively. All three rating agencies carry a stable outlook.

PERFORMANCE AND PORTFOLIO STRATEGY

The Virginia Tax-Free Bond Fund returned 3.88% for the six-month period and 10.69% for the 12-month period ended February 28, 2010. The fund trailed its Lipper peers over both periods, but its longer-term record relative to its peer group remained very favorable. (Based on cumulative total return, Lipper ranked the Virginia Tax-Free Bond Fund 15 out of 29, 5 out of 27, 3 out of 23, and 2 out of 20 funds in the Virginia municipal debt funds category for the 1-, 3-, 5-, and 10-year periods ended February 28, 2010, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.) The fund’s net asset value (NAV) increased $0.20 over the past six months and dividends paid out remained constant; over the past year, NAV climbed $0.66 while dividends remained constant.

During the past year, the portfolio benefited from investments made at the height of the credit crisis. In 2008, credit spreads—the extra yield investors demand for higher-risk debt—widened dramatically for municipal bonds rated AA and lower. Rather than cut back our allocation to lower-quality holdings, we continued to add to bonds rated below AAA, mostly issues rated AA and A. Spreads began to move tighter in 2009, causing this portion of our holdings to provide excellent returns for the portfolio. The fund’s overall credit posture remained somewhat higher than those of some of its peers, however, which led the fund to lag its Lipper benchmark.

The municipal yield curve was steep on a historical basis over the period, meaning that the difference in yield between long- and short-term bonds was especially large. As a result, we judged the best value along the curve to be in the long end of the market. We invested most new money in this portion of the market. As a result, our weighted average maturity extended over 0.3 years to 18.2 years.

The hospital sector was a particular focus of the portfolio over the past six months. Despite the general financial pressures facing hospitals, we judged the sector to have greatly improved valuations, and we increased our allocation significantly. We feel we have added some excellent hospitals to the portfolio that will bear up well through the present financial strains. Significant new holdings or additions to existing holdings in this sector over the last six months include Inova Health System (part of the Fairfax Industrial Development Authority, or IDA), Valley Health System (Winchester IDA), and Sentara Healthcare (Virginia Small Business Financing Authority). (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

While our most significant additions were in the hospital sector, the portfolio has maintained its overall focus on revenue bonds, particularly in essential service sectors such as water and sewer and utility issues. Because essential service revenues are largely immune to the economic cycle, we judge these bonds to be a better investment than tax-backed bonds in a weak economy. Revenues from these service providers have proved more predictable than tax receipts.

With a strong average quality of AA, the portfolio reflects the general high quality of the Virginia municipal bond market. While we are always in search of better yield, we also subject any new purchases to a rigorous credit screening. Furthermore, with nearly 100 distinct guarantors in the fund, it offers a high level of diversification to shareholders. (Of course, diversification cannot assure a profit or protect against loss in a declining market.)

OUTLOOK

The credit environment for the municipal market could remain challenging for some time. The recession has reduced the tax revenues collected by state and local municipalities—a trend that could get worse this year—and municipal bond defaults, which have historically been rare, could increase moderately. Maintaining balanced budgets requires careful and dedicated work by state and local officials. Many issuers are trying to make the difficult but necessary fiscal decisions as they adjust to high unemployment, slow economic growth, lower tax revenues, and other tough conditions.

We believe Virginia is still a high-quality market and that many municipal securities offer good long-term value, especially considering that tax rates are likely to rise in the next few years. Longer-term and lower-rated investment-grade municipal bond valuations, though they have rebounded significantly, remain attractive and could improve further. However, we believe that most of the tightening in credit spreads is behind us. In contrast, short-term securities appear to be fully valued and could be vulnerable if short-term interest rates increase, though that does not appear likely as long as the national unemployment rate remains high.

Similarly, high-quality municipals across all maturities are likely to be very sensitive to Treasury yield fluctuations because their valuations are no longer cheap. Nevertheless, assuming Treasury rates eventually rise, we believe three significant factors—rising tax rates, increased demand for munis, and reduced tax-exempt issuance—will help cushion the effect of rising rates on the municipal market. The higher number of bonds maturing or being “called” in 2010 will also reduce tax-exempt supply in the municipal market.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals. We think such investments will continue to help us generate excellent long-term relative returns for our clients.

Respectfully submitted,

Hugh D. McGuirk
Chairman of the Investment Advisory Committee

March 15, 2010

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all mutual funds, the fund’s share price can fall because of weakness in the markets, a particular industry, or specific holdings. Yield and share price will vary with interest rate changes. Investors should note that if interest rates rise significantly from current levels, the fund’s share price will decline and may even turn negative in the short term. There is also a chance that some of the fund’s holdings may have their credit rating downgraded or may default. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and, therefore, a less volatile portfolio.

Barclays Capital Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed rate bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study trends reflected by comparative yield curves.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.7%		
VIRGINIA 86.2%		
Albemarle County Economic Dev. Auth., Martha Jefferson Hosp. VRDN, 0.13%, 10/1/48	1,095	1,095
Albemarle County Economic Dev. Auth., Martha Jefferson Hosp. VRDN, 0.18%, 10/1/48	400	400
Albemarle County IDA, Martha Jefferson Hosp., 5.25%, 10/1/17	2,430	2,566
Albemarle County IDA, Martha Jefferson Hosp., 5.25%, 10/1/35	1,000	986
Alexandria, GO, 5.00%, 6/15/22	1,915	2,131
Alexandria, GO, 5.00%, 6/15/23	2,915	3,228
Alexandria, Public Improvement, GO, 4.50%, 6/15/13	150	159
Alexandria IDA, Episcopal High School, 4.75%, 1/1/36	1,450	1,418
Alexandria IDA, Episcopal High School, 5.00%, 1/1/29	3,690	3,782
Alexandria IDA, Episcopal High School, 5.00%, 1/1/33	4,000	4,044
Alexandria IDA, Episcopal High School, 5.00%, 1/1/40	2,920	2,942
Arlington County, GO, 5.00%, 5/15/25	4,355	4,717
Arlington County, Public Improvement, 5.00%, 2/1/21 (Prerefunded 2/1/12) (1)	1,415	1,535
Arlington County IDA, 5.50%, 7/1/18 (Prerefunded 7/1/11) (1)	1,000	1,077
Arlington County IDA, Virginia Hosp. Center, 5.50%, 7/1/15 (Prerefunded 7/1/11) (1)	1,465	1,577
Arlington County IDA, Virginia Hosp. Center, 5.50%, 7/1/16 (Prerefunded 7/1/11) (1)	4,555	4,904
Arlington County IDA, Virginia Hosp. Center, 5.50%, 7/1/17 (Prerefunded 7/1/11) (1)	820	883
Bedford County Economic Dev. Auth., 5.25%, 5/1/31	2,500	2,578
Bedford County IDA, Georgia-Pacific, Nekoosa 5.60%, 12/1/25 (2)	2,500	2,239
Bedford County IDA, Georgia-Pacific, Nekoosa 6.55%, 12/1/25 (2)	1,500	1,488
Bristol, Utility, 5.25%, 7/15/26	3,275	3,288
Bristol, Utility, 5.75%, 7/15/13 (3)(4)	1,045	1,214
Capital Region Airport Commission, VRDN, 0.18%, 6/1/35	510	510

Charles City County IDA, IDRB, Waste Management, VR 6.25%, 4/1/27 (Tender 4/1/12) (2)	750	799
Chesapeake Bay Bridge & Tunnel Dist., 5.50%, 7/1/25	6,235	6,684
Chesapeake Toll Road, 5.625%, 7/15/19	1,100	1,113
Chesapeake Toll Road, 5.625%, 7/15/32	1,500	1,480
Chesterfield County, Public Improvement, GO, 5.00%, 1/1/25	3,750	4,187
Chesterfield County Economic Dev. Auth., PCR, Virginia Electric & Power, 5.00%, 5/1/23	4,930	5,278
Chesterfield County IDA, Virginia Electric & Power 5.875%, 6/1/17	1,500	1,555
Chesterfield County IDA, Virginia Electric & Power 5.875%, 6/1/17	500	518
Fairfax, GO, 5.00%, 1/15/30	2,000	2,102
Fairfax County, COP, 6.10%, 4/15/32	3,055	3,209
Fairfax County, GO, 4.75%, 6/1/23	6,825	7,155
Fairfax County Economic Dev. Auth., Goodwin House 5.125%, 10/1/37	4,000	3,697
Fairfax County Economic Dev. Auth., Joint Public Use Project 5.00%, 5/15/25	6,100	6,490
Fairfax County Economic Dev. Auth., National Wildlife Federation, 5.25%, 9/1/17	2,000	2,027
Fairfax County Economic Dev. Auth., Special Project Route 28 4.50%, 4/1/36	6,550	6,530
Fairfax County Economic Dev. Auth., Special Project Route 28 4.50%, 4/1/37	1,895	1,883
Fairfax County IDA, Inova Health, 5.00%, 5/15/25	2,750	2,910
Fairfax County IDA, Inova Health, 5.50%, 5/15/29	6,250	6,482
Fairfax County IDA, Inova Health, 5.50%, 5/15/35	8,025	8,384
Fairfax County Redev. & Housing Auth., 5.00%, 10/1/39	3,885	4,106
Fairfax County Water Auth., 5.00%, 4/1/30	9,850	10,332
Fairfax County Water Auth., 5.80%, 1/1/16 (3)	4,235	4,721
Fairfax County Water Auth., 6.00%, 4/1/15 (Prerefunded 4/1/10) (1)	1,140	1,158

Fauquier County IDA, Fauquier Hosp., 5.00%, 10/1/27	400	389
Fauquier County IDA, Fauquier Hosp., 5.25%, 10/1/37	2,570	2,515
Fredericksburg Economic Dev. Auth., Medicorp Health 5.25%, 6/15/21	2,345	2,517
Fredericksburg Economic Dev. Auth., Medicorp Health 5.25%, 6/15/23	2,600	2,772
Fredericksburg IDA, Medicorp Health, 5.125%, 6/15/33	2,300	2,280
Fredericksburg IDA, Medicorp Health, 5.25%, 6/15/27	4,250	4,308
Giles County IDA, PCR, Celanese Americas, 5.95%, 12/1/25 (2)	1,610	1,467
Giles County IDA, PCR, Celanese Americas, 6.625%, 12/1/22 (2)	1,485	1,453
Greater Richmond Convention Center Auth., 5.00%, 6/15/24	2,000	2,065
Halifax County IDA, Old Dominion Electric Cooperative 5.625%, 6/1/28 (2)(5)	2,955	3,053
Halifax County IDA, Regional Long-Term Care, 5.625%, 7/1/12	1,000	1,000
Hampton IDA, Sentara Healthcare, 5.375%, 11/1/15	5,300	5,304
Hampton Roads Sanitation Dist., Waste Water, 5.00%, 4/1/26	3,000	3,297
Hampton Roads Sanitation Dist., Waste Water, 5.00%, 4/1/28	6,000	6,506
Hampton Roads Sanitation Dist., Waste Water, 5.00%, 4/1/38	10,150	10,631
Hanover County IDA, Bon Secours Health, 6.375%, 8/15/18	1,000	1,122
Hanover County IDA, Bon Secours Health, 6.50%, 8/15/10	1,300	1,329
Henrico County, Public Improvement, GO, 5.00%, 12/1/25	1,250	1,410
Henrico County Economic Dev. Auth., Bon Secours Health, VRDN 0.23%, 11/1/42 (6)	2,900	2,900
Henrico County Economic Dev. Auth., Bon Secours Health 5.60%, 11/15/30 (Prerefunded 11/15/12) (1)	180	203
Henrico County Economic Dev. Auth., Bon Secours Health 5.60%, 11/15/30	1,000	1,011
Henrico County Economic Dev. Auth., United Methodist Homes 6.70%, 6/1/27 (Prerefunded 6/1/12) (1)	530	598
Henrico County Economic Dev. Auth., United Methodist Homes 6.70%, 6/1/27	1,470	1,430
Henrico County IDA, Bon Secours Health, 6.00%, 8/15/16	865	955

Henrico County IDA, Bon Secours Health, 6.25%, 8/15/20	1,750	1,970
Henrico County Water & Sewer, 4.75%, 5/1/27	4,535	4,947
Henrico County Water & Sewer, 5.00%, 5/1/36	5,000	5,227
Hopewell IDA, Smurfit- Stone Container Corp. 5.25%, 6/1/15 (7)	2,000	1,420
James City County, GO, 5.00%, 12/15/27	4,705	5,042
James City County Economic Dev. Auth., Windsormeade 5.40%, 7/1/27	1,500	915
James City County Economic Dev. Auth., Windsormeade 5.50%, 7/1/37	2,250	1,269
James City County IDA, Williamsburg Landing, 6.125%, 3/1/32	1,760	1,699
King George County IDA, Waste Management, PCR 6.00%, 6/1/23 (Tender 5/3/10) (2)	2,600	2,615
Lexington IDA, Kendal at Lexington, 5.50%, 1/1/37	2,300	1,829
Lexington IDA, Stonewall Jackson Hosp., 7.00%, 7/1/25	150	152
Lexington IDA, Stonewall Jackson Hosp., 7.00%, 7/1/30	2,295	2,302
Loudoun County, GO, 5.00%, 5/1/23	2,230	2,394
Loudoun County, 5.25%, 5/1/21 (Prerefunded 5/1/12) (1)	1,755	1,924
Loudoun County IDA, Falcons Landing, 6.00%, 8/1/24	3,750	3,756
Loudoun County IDA, Howard Hughes Medical Institute, VRDN 0.15%, 2/15/38	3,200	3,200
Loudoun County IDA, Loudoun Hosp. Center, 6.10%, 6/1/32 (Prerefunded 6/1/12) (1)	1,250	1,405
Loudoun County Sanitation Auth., Water & Sewer 5.00%, 1/1/24	1,415	1,520
Loudoun County Sanitation Auth., Water & Sewer 5.00%, 1/1/29	1,355	1,424
Lynchburg IDA, Centra Health, VRDN, 0.18%, 1/1/35	600	600
Montgomery County IDA, GO, 5.00%, 2/1/29	1,000	1,047
New Port CDA, Special Assessment, 5.60%, 9/1/36	1,000	534
Newport News, GO, 5.00%, 3/1/21	2,000	2,245
Newport News, GO, 5.00%, 8/15/21 (Prerefunded 8/15/11) (1)	1,000	1,076

Newport News Economic Dev. Auth., GO, 5.25%, 1/15/21	1,335	1,488
Norfolk, Capital Improvement, GO, 5.00%, 4/1/28	9,000	9,672
Norfolk Airport Auth., 5.375%, 7/1/16 (2)(8)	1,650	1,683
Norfolk Airport Auth., 5.375%, 7/1/16 (8)	500	524
Norfolk Airport Auth., 5.375%, 7/1/17 (2)(8)	1,600	1,623
Norfolk Economic Dev. Auth., 5.625%, 11/1/15 (2)	410	349
Norfolk Economic Dev. Auth., 6.00%, 11/1/36 (2)	1,435	907
Norfolk Parking, 5.00%, 2/1/25	6,285	6,168
Orange County IDA, Public Fac., 5.00%, 2/1/25 (Prerefunded 2/1/12) (1)(5)	1,750	1,914
Peninsula Airport Commission, Newport News, GO 5.25%, 7/15/12 (2)	925	983
Peninsula Airport Commission, Newport News, GO 5.375%, 7/15/15 (2)	1,080	1,132
Peninsula Airport Commission, Newport News, GO 5.50%, 7/15/21 (2)	1,385	1,424
Peninsula Ports Auth., Baptist Homes, 5.25%, 12/1/21	1,000	627
Peninsula Ports Auth., Baptist Homes, 5.375%, 12/1/26	1,000	614
Peninsula Ports Auth., Baptist Homes, 5.40%, 12/1/33	1,000	608
Peninsula Ports Auth., Bon Secours Health, 5.25%, 8/15/17	1,925	1,927
Peninsula Town Center CDA, 6.45%, 9/1/37	750	711
Pittsylvania County, GO, 5.75%, 2/1/30	1,500	1,645
Portsmouth, GO, 5.25%, 7/15/21	1,300	1,493
Portsmouth, GO, 5.25%, 7/15/22	1,365	1,556
Portsmouth, GO, 5.25%, 7/15/24	525	590
Portsmouth, GO, 5.25%, 7/15/25	670	748
Powhatan County Economic Dev. Auth., 5.25%, 7/15/25 (5)	1,515	1,548
Prince William County, 5.25%, 12/1/16	500	542
Prince William County IDA, Potomac Hosp., 5.20%, 10/1/30	1,515	1,391
Prince William County IDA, Potomac Hosp., 5.50%, 10/1/20	1,120	1,134

Prince William County Park Auth., Park Improvement Fac. 5.875%, 10/15/19	4,135	4,182
Prince William County Service Auth., Water & Sewer 5.00%, 7/1/21	3,110	3,360
Prince William County Service Auth., Water & Sewer 5.00%, 7/1/32	3,450	3,606
Richmond, GO, 5.50%, 1/15/16 (4)	5,000	5,271
Richmond, GO, 5.50%, 1/15/18 (4)	1,000	1,052
Richmond, Public Utilities, 5.00%, 1/15/28	1,000	1,082
Richmond, Public Utilities, 5.00%, 1/15/35 (4)	4,000	4,129
Richmond, Public Utilities, 5.00%, 1/15/40	10,000	10,459
Richmond Metropolitan Auth., 5.25%, 7/15/22 (8)	3,000	3,241
Richmond Metropolitan Auth., 5.25%, 7/15/22 (8)	5,610	6,185
Roanoke IDA, Carilion Clinic, 5.50%, 7/1/20	1,975	2,051
Roanoke IDA, Carilion Clinic, 5.50%, 7/1/21	1,615	1,674
Roanoke IDA, Carilion Clinic, 5.75%, 7/1/13	2,375	2,600
Roanoke IDA, Carilion Clinic, 6.125%, 7/1/17 (3)	7,205	8,635
Southhampton County IDA, Public Fac., 5.00%, 4/1/25 (9)	4,000	4,101
Spotsylvania County Water & Sewer, 5.00%, 6/1/24 (4)	2,575	2,777
Spotsylvania County Water & Sewer, 5.00%, 6/1/25 (4)	1,385	1,516
Spotsylvania County Water & Sewer, 5.00%, 6/1/26 (4)	1,450	1,578
Spotsylvania County Water & Sewer, 5.00%, 6/1/35 (4)	5,000	5,148
Stafford County Economic Dev. Auth., Medicorp Health 5.25%, 6/15/24	1,000	1,031
Stafford County Economic Dev. Auth., Medicorp Health 5.25%, 6/15/37	5,000	4,964
Staunton, GO, 6.25%, 2/1/25 (Prerefunded 2/1/14) (1)(5)	1,000	1,210
Tobacco Settlement Fin. Corp., 5.625%, 6/1/37 (Prerefunded 6/1/15) (1)	1,000	1,184
Tobacco Settlement Fin. Corp., Tobacco Industry 5.00%, 6/1/47	6,025	4,118
Univ. of Virginia, 5.00%, 6/1/40	15,300	16,102

Upper Occoquan Sewage Auth., 4.50%, 7/1/29 (4)	5,000	5,100
Upper Occoquan Sewage Auth., 4.75%, 7/1/34	2,935	2,999
Upper Occoquan Sewage Auth., 5.00%, 7/1/41	10,135	10,584
Virginia, GO, 5.00%, 6/1/27	2,000	2,212
Virginia, GO, 5.00%, 6/1/30	320	347
Virginia Beach Water & Sewer, 5.00%, 10/1/21	1,910	2,073
Virginia Beach Water & Sewer, 5.00%, 10/1/30	3,980	4,115
Virginia College Building Auth., 21st Century College & Equipment, 4.75%, 2/1/27	6,810	7,235
Virginia College Building Auth., 21st Century College & Equipment, 4.75%, 2/1/29	2,050	2,155
Virginia College Building Auth., 21st Century College & Equipment, 5.00%, 2/1/26	1,860	2,065
Virginia College Building Auth., 21st Century College & Equipment, 5.00%, 2/1/29	3,000	3,256
Virginia College Building Auth., 21st Century College & Equipment, 5.50%, 2/1/13 (Prerefunded 2/1/12) (1)	1,000	1,092
Virginia College Building Auth., 21st Century College & Equipment, VRDN, 0.13%, 2/1/26	1,900	1,900
Virginia College Building Auth., Public Higher Ed. Fin. 5.00%, 9/1/24	3,290	3,559
Virginia College Building Auth., Public Higher Ed. Fin. 5.00%, 9/1/26	5,500	6,082
Virginia College Building Auth., Public Higher Ed. Fin. 5.00%, 9/1/28	7,730	8,497
Virginia College Building Auth., Public Higher Ed. Fin. 5.00%, 9/1/28	5,000	5,452
Virginia College Building Auth., Public Higher Ed. Fin. 5.00%, 9/1/29	10,000	10,900
Virginia College Building Auth., Public Higher Ed. Fin. 5.50%, 9/1/15 (Prerefunded 9/1/10) (1)	1,055	1,083
Virginia College Building Auth., Washington & Lee Univ. 5.00%, 1/1/14	600	687

Virginia College Building Auth., Washington & Lee Univ. 5.25%, 1/1/31	5,350	6,295
Virginia College Building Auth., Washington & Lee Univ. 5.75%, 1/1/34	10,000	12,081
Virginia Commonwealth Univ. Health, VRDN, 0.12%, 7/1/37	1,200	1,200
Virginia HDA, Multi-Family, 4.80%, 4/1/37 (10)	2,430	2,402
Virginia HDA, Multi-Family, 4.80%, 10/1/39	1,000	1,002
Virginia HDA, Multi-Family, 5.00%, 12/1/39	5,000	5,040
Virginia HDA, Multi-Family, 5.00%, 10/1/44	6,540	6,597
Virginia HDA, Multi-Family, 5.00%, 4/1/45 (10)	2,260	2,256
Virginia HDA, Multi-Family, 5.05%, 10/1/10 (2)	400	407
Virginia HDA, Multi-Family, 5.45%, 2/1/12 (2)	1,150	1,151
Virginia HDA, Multi-Family, 5.50%, 2/1/13 (2)	1,175	1,176
Virginia HDA, Multi-Family, 5.60%, 3/1/25 (2)	4,245	4,278
Virginia HDA, Multi-Family, 5.625%, 6/1/39	1,250	1,316
Virginia HDA, Multi-Family, 5.75%, 4/1/15	980	991
Virginia HDA, Multi-Family, 5.75%, 6/1/43	4,000	4,214
Virginia HDA, Single Family, 4.75%, 4/1/21 (2)	2,925	2,934
Virginia HDA, Single Family, 4.75%, 10/1/21 (2)	2,850	2,859
Virginia HDA, Single Family, 4.75%, 7/1/22 (2)	3,365	3,371
Virginia HDA, Single Family, 4.80%, 7/1/23 (2)	5,000	5,054
Virginia HDA, Single Family, 4.80%, 7/1/29	10,000	10,074
Virginia HDA, Single Family, 4.85%, 1/1/36 (2)	8,885	8,600
Virginia HDA, Single Family, 5.35%, 7/1/31	8,000	8,082
Virginia HDA, Single Family, 6.375%, 1/1/36	6,000	6,557
Virginia Polytechnic Institute & State Univ., Athletic Fac. 5.125%, 6/1/22 (5)	2,205	2,396
Virginia Polytechnic Institute & State Univ., Athletic Fac. 5.125%, 6/1/23 (5)	2,320	2,512
Virginia Port Auth., 5.00%, 7/1/20 (2)	1,960	2,012
Virginia Port Auth., 5.25%, 7/1/18 (2)	1,665	1,742

Virginia Public Building Auth., 5.00%, 8/1/29	1,750	1,906
Virginia Public Building Auth., 5.25%, 8/1/28	1,475	1,638
Virginia Public School Auth., 1997 Resolution, GO 4.50%, 8/1/37	2,475	2,452
Virginia Public School Auth., 1997 Resolution, GO 5.00%, 8/1/28	4,000	4,358
Virginia Public School Auth., 1997 Resolution, GO 5.25%, 8/1/33	1,000	1,080
Virginia Resources Auth., Clean Water, 5.00%, 10/1/23	1,250	1,345
Virginia Resources Auth., Clean Water, 5.00%, 10/1/29	1,500	1,642
Virginia Resources Auth., Clean Water, 5.00%, 10/1/31	2,400	2,592
Virginia Resources Auth., Clean Water, 5.625%, 10/1/22 (Prerefunded 10/1/10) (1)	1,450	1,497
Virginia Resources Auth., Infrastructure Pooled Fin. 5.00%, 11/1/33	5,000	5,356
Virginia Resources Auth., Infrastructure Pooled Fin. 5.00%, 11/1/38	1,800	1,908
Virginia Resources Auth., Infrastructure Pooled Fin. 5.25%, 11/1/25	2,000	2,293
Virginia Small Business Fin. Auth., Carilion Clinic, VRDN 0.13%, 7/1/42	7,900	7,900
Virginia Small Business Fin. Auth., Carilion Clinic, VRDN 0.20%, 7/1/42	6,050	6,050
Virginia Small Business Fin. Auth., Sentra Healthcare 4.50%, 11/1/25	2,100	2,124
Virginia Small Business Fin. Auth., Sentra Healthcare 5.00%, 11/1/40	11,000	11,087
Virginia Small Business Fin. Auth., Wellmont Health 5.25%, 9/1/37	3,000	2,706
Virginia Transportation Board, 5.00%, 5/15/25	3,740	4,065
Washington County IDA, Mountain States Health Alliance 7.25%, 7/1/19	2,150	2,594
Washington County IDA, Mountain States Health Alliance 7.75%, 7/1/38	2,000	2,285

Winchester IDA, Valley Health, 5.125%, 1/1/31	9,470	9,703
Winchester IDA, Valley Health, 5.625%, 1/1/44	1,500	1,523
Winchester IDA, Valley Health, 5.85%, 1/1/44	1,620	1,638
York County Economic Dev. Auth., PCR, Virginia Electric & Power, VR, 4.05%, 5/1/33	2,000	2,110
		666,689

DISTRICT OF COLUMBIA 9.5%

Metropolitan Washington Airports Auth., 5.00%, 10/1/22	5,050	5,586
Metropolitan Washington Airports Auth., 5.00%, 10/1/29	7,255	7,639
Metropolitan Washington Airports Auth., 5.25%, 10/1/32 (Prerefunded 10/1/12) (1)(8)	1,565	1,745
Metropolitan Washington Airports Auth., 5.25%, 10/1/32 (2)(8)	2,050	2,057
Metropolitan Washington Airports Auth., 5.50%, 10/1/27 (2)	3,000	3,048
Metropolitan Washington Airports Auth., 5.625%, 10/1/39	15,000	15,895
Metropolitan Washington Airports Auth., 5.75%, 10/1/17 (2)(8)	1,860	1,955
Metropolitan Washington Airports Auth., Dulles Toll Road 5.00%, 10/1/39	8,395	8,529
Metropolitan Washington Airports Auth., Dulles Toll Road 5.25%, 10/1/44	12,275	12,648
Metropolitan Washington Airports Auth., Dulles Toll Road Zero Coupon, 10/1/41 (6)	2,000	1,422
Washington Metropolitan Area Transit Auth., 5.00%, 7/1/11	2,000	2,113
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/24	4,000	4,479
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/26	5,670	6,250
		73,366

PUERTO RICO 3.0%

Puerto Rico Commonwealth, 5.25%, 7/1/32 (Prerefunded 7/1/16) (1)	3,150	3,753
Puerto Rico Electric Power Auth., 5.00%, 7/1/29 (Prerefunded 7/1/15) (1)(9)	1,690	1,979

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Virginia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Virginia state income taxes by investing primarily in investment-grade Virginia municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expense paid indirectly.

New Accounting Pronouncements On March 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

In January 2010, new accounting guidance was issued that will require enhanced disclosures about fair value measurements in the financial statements; it is effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On February 28, 2010, all of the fund’s investments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended February 28, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. During the year ended February 28, 2010, the fund’s exposure to derivatives, based on underlying notional amounts, was generally between 0% and 1% of net assets.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. As of February 28, 2010, the fund held no derivative instruments.

Additionally, during the year ended February 28, 2010, the fund recognized $23,000 of gain on interest rate derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $235,331,000 and $94,293,000, respectively, for the year ended February 28, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications to paid-in capital relate primarily to per share rounding of distributions. Reclassifications between income and gain relate primarily to the character of market discount at time of sale. For the year ended February 28, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended February 28, 2010 and February 28, 2009, were characterized for tax purposes as follows:

At February 28, 2010, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of February 28, 2010, expire: $1,867,000 in fiscal 2016, $3,381,000 in fiscal 2017, and $1,598,000 in fiscal 2018. In accordance with federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions realized between November 1 and the fund’s fiscal year end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended February 28, 2010, expenses incurred pursuant to these service agreements were $69,000 for Price Associates; $153,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and
Shareholders of T. Rowe Price Virginia Tax-Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Virginia Tax-Free Bond Fund, Inc. (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 13, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $560,000 from short-term capital gains.

The fund’s distributions to shareholders included $28,761,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1986	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and manage-
(1943)	ment advisory firm (1995 to present)
2001

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
1992	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent trustee oversees 125 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe
[125]	Price Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
(1970)	Price International, Inc., and T. Rowe Price Global Investment
2010	Services Limited; formerly head of U.S. equity sales, head of Asia-
[39]	Pacific sales trading and cash equities, and head of international cash equities, Citigroup Global Markets (2004 to 2007)

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With State Tax-Free Income Trust	Principal Occupation(s)

Jonathan M. Chirunga (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price
Assistant Vice President

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price
Vice President

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Kathryn A. Floyd (1982)	Vice President, T. Rowe Price
Vice President

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Chen Shao (1980)	Employee, T. Rowe Price; formerly Junior
Assistant Vice President	Accountant, News America Corporation,
and Reconciliation Associate, Cablevision
Corporation (to 2005)

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 16, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	April 16, 2010